UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                  May 30, 2002
                                  ------------
                Date of Report (Date of earliest event reported)


                               GFSI HOLDINGS, INC.
                               -------------------
               (Exact name of registrant specified in its charter)


         Delaware                       333-38951                74-2810744
         --------                       ---------                ----------
(State or other jurisdiction of   (Commission File Number)      (I.R.S. Employer
incorporation or organization)                               Identification No.)


                              9700 Commerce Parkway
                              Lenexa, Kansas 66219
                              --------------------
              (Address of principal executive offices and zip code)


                                 (913) 888-0445
                                 --------------
                Registrant's telephone number including area code





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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT


(a)  Previous independent accountants

     (i) GFSI Holdings, Inc. has dismissed PricewaterhouseCoopers LLP as its independent accountants effective May 28, 2002. The Registrant's audit committee recommended the change of independent accountants, and the Board of Directors approved the decision to change independent accountants.

     (ii) The report of PricewaterhouseCoopers LLP on the Company's financial statements as of June 29, 2001 and for the fiscal year then ended contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principle. Fiscal year 2000 was audited by other independent accountants.

     (iii) In connection with its audit for the fiscal year ended June 29, 2001 and through May 28, 2002, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their report on the financial statements for such years.

     (iv) During the fiscal year ended June 29, 2001 and through May 28, 2002, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

     (v) The Registrant has requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated May 30, 2002, is filed as Exhibit 16 to this Form 8-K.

(b)  New independent accountants

     (i) The Registrant engaged KPMG LLP as its new independent accountants as of May 28, 2002. The Registrant's audit committee recommended the change of independent accountants, and the Board of Directors approved the decision to change independent accountants. During the two most recent fiscal years and through May 28, 2002, the Registrant has not consulted with KPMG LLP regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 16.1 Letter from PricewaterhouseCoopers LLP regarding change in certifying accountant.




SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


GFSI Holdings,  Inc.
May 30, 2002
                            /s/ J. CRAIG PETERSON
                            --------------------------------------
                            J. Craig Peterson, Sr. Vice President of Finance and Principal Accounting Officer




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